                                                                   EXHIBIT 10.25

                          UNCOMMITTED CREDIT AGREEMENT


     This UNCOMMITTED CREDIT AGREEMENT (the "Agreement") is entered into as of October 29, 2001 between Zimmer, Inc., a Delaware corporation having its principal office at 345 East Main Street, Warsaw, Indiana 46581 (the "Borrower"), and Sumitomo Mitsui Banking Corporation (the "Lender").

     RECITALS:

     WHEREAS, the Borrower from time to time may apply to the Lender for loans to be made pursuant to the terms and conditions hereinafter set forth; and

     WHEREAS, the parties hereto desire to set forth the terms and conditions pursuant to which such loans may be made by the Lender and other rights and obligations relating thereto;

     NOW, THEREFORE, the parties hereto agree as follows:



                              SECTION 1. THE LOANS

     1.1 The Lender may, in its sole discretion, from time to time from the date hereof until April 30, 2002, make loans to the Borrower (each a "Loan" and collectively the "Loans") which shall be in such amounts and upon such other terms and conditions as may be agreed by the Lender and the Borrower; provided, that the aggregate principal amount of Loans outstanding under this Agreement at any time shall not exceed $10,000,000.00 and no Loan shall have a maturity date beyond July 31, 2002. The Borrower may request a Loan from the Lender by telephone, and the Borrower and the Lender may agree to the interest terms and duration of each Loan by telephone. It is understood that if the funding basis for a Loan is to be based on the Lender's rates in the London interbank market, three Business Days' advance notice will be required. It is understood, further, that the Lender, in its sole discretion may make or decline to make any requested Loan. As to each Loan as to which agreement is reached, the Borrower will set forth the agreed terms and conditions in a confirmation (a "Confirmation") substantially in the form of Exhibit A hereto, and the Lender shall acknowledge and accept the terms and conditions as therein set forth or shall promptly inform the Borrower of its objection to any term or condition set forth in such Confirmation and the reason for its objection.

     1.2 All Loans made under this Agreement shall be evidenced by a single Promissory Note (the "Note"), including the schedule (the "Schedule") attached thereto, substantially in the form of Exhibit B hereto, and shall be repayable on such date or dates, shall bear interest at such rate or rates and shall have such interest payment date or dates as may be agreed by the Lender and the Borrower from time to time. When and if the Borrower and the Lender have agreed to the terms and conditions for a new Loan, the Lender shall endorse the Schedule to reflect the terms and conditions of the new Loan as set forth in the relevant Confirmation. All Loans and all payments of principal and interest shall be recorded on the records of the Lender, and, prior to any permitted transfer of, or any action to collect, any Loan or the Note, the then outstanding principal amount and interest rate for each outstanding Loan shall be endorsed on the reverse of the Note or any continuation thereof, together with the date of such endorsement. Any such endorsement shall constitute prima facie evidence of the information so endorsed.

     1.3 Each Loan may be prepaid by the Borrower, in whole or in part, at any time prior to the maturity date thereof without premium or penalty, subject to payment of Breakage Costs pursuant to Section 1.5. All payments by the Borrower shall be made without set-off, deduction or counterclaim by wire transfer of immediately available funds to Citibank, N.A. NY ABA 0210-0008-9, in favor of Sumitomo Mitsui Banking Corporation NY, Account Number 36023837, (reference Zimmer, Inc.), or such other account in New York City as the Lender may notify the Borrower, at or prior to 2:00 P.M., New York City time, on the date of payment.

     1.4 In the event that any change in, or interpretation of, any law or regulation (including, without limitation, relating to taxes (other than income taxes), deposit reserves or capital requirements) results in an increase in the Lender's cost of making, funding or continuing any Loan hereunder, the Borrower shall compensate the Lender for such actual increase in cost upon written demand detailing the increased cost; provided, that the Lender shall use all reasonable efforts consistent with its normal procedures to eliminate or reduce such increased cost.

     1.5 If any payment of principal of any Loan is made other than on the maturity date for such Loan as a result of a prepayment pursuant to Section 1.3 hereof, acceleration of the payment of such Loan pursuant to Section 4.2 hereof or otherwise, or if the Borrower shall fail to borrow a Loan which it has requested and which the Bank as agreed to make, the Borrower shall upon demand, pay to the Lender any Breakage Costs incurred by the Bank as a result thereof. "Breakage Costs" means any losses or expenses incurred by the Lender arising out of the liquidation or redeployment of deposits, including, without limitation, losses related to interest rate changes and losses arising out of the early termination of any swap or similar arrangements, as described in a certification of the Lender which shall set forth the reasons for and calculation of such losses and expenses; provided, that the Lender shall use all reasonable efforts consistent with its normal procedures to eliminate or reduce such losses and expenses. On the request of the Borrower, the Lender will furnish a statement describing the calculation of any such costs, which statement shall be determinative of the amount thereof, absent manifest error.

     1.6 When any payment hereto or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or other amounts payable.

     1.7 Loans made to the Borrower by the Lender shall be transferred by bank wire, in same day immediately available funds, to such bank account as the Borrower may instruct the Lender from time to time. All payments of principal, interest and other amounts shall be made by the Borrower to the Lender by bank wire, in same day immediately available funds, to such bank account as the Lender may instruct the Borrower from time to time.

     1.8 From time to time, the Borrower will give the Lender written evidence of the persons ("Authorized Persons") authorized to act on behalf of the Borrower under this Agreement, which evidence of authorization shall be in the form satisfactory to the Lender. The Lender may rely on the authority of any person that it, in good faith, believes to be an Authorized Person and on an oral (including telephone) or written instructions from any such Authorized Person.

     1.9 For purposes of this Agreement and the Note, the term "Business Day" shall mean a day on which Banks are not required or authorized to close in New York, New York, and when any Loan is to bear interest based on rates in the London interbank market, shall also be a day on which the Lender conducts banking business in London, England.

              SECTION 2. REPRESENTATIONS AND WARRANTIES OF BORROWER

     The Borrower hereby represents and warrants to, and agrees with, the Lender that: (a) the Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware with the corporate power to carry on its business as it is now being conducted; (b) the execution and delivery of this Agreement and the Note by the Borrower, and borrowings by the Borrower under this Agreement, have been duly authorized by the Borrower, and this Agreement and the Note will constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; (c) neither the execution and delivery of this Agreement or the Note, nor borrowings by the Borrower under this Agreement, will conflict with, constitute a default under or result in a violation of the Borrower's Certificate of Incorporation, its Bylaws or any agreement, instrument, judgment, decree, statute, material rule or regulation to which the Borrower is subject; (d) the unaudited consolidated balance sheet of the Borrower and its consolidated subsidiaries as at December 31, 2000 and the related financial statements and the unaudited consolidated balance sheet and financial statements for the fiscal period ended on June 30, 2001 fairly present (subject, in the case of the quarterly statements to year-end adjustment) the financial condition of the Borrower and its consolidated subsidiaries for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied and since the date of the last such statement there has been no material adverse change in the financial condition of the Borrower; and
(e) the application of the proceeds of any Loans hereunder will not violate Regulation U of the Board of Governors of the Federal Reserve System.

                              SECTION 3. COVENANTS

     3.1 The Borrower agrees to deliver to the Lender its quarterly financial statements within 90 days of the end of the pertinent quarterly period, which quarterly financials may be unaudited but shall be prepared in accordance with generally accepted accounting principles consistent with those used in the preparation of the statements described in Section 2(d) above.

     3.2 The Borrower will not consolidate or merge, into or with any other entity, or dissolve or liquidate or sell all or a substantial part of its assets.

                          SECTION 4. EVENTS OF DEFAULT

     4.1 Each of the following shall constitute an event of default (an "Event of Default") under this Agreement and the Note:

          (a) The Borrower shall fail to pay the principal amount of any Loan on the due date thereof, or shall fail to make any payment of interest on any Loan within three Business Days after the due date thereof;

          (b) Any representation or warranty by the Borrower to the Lender in this Agreement or any application, financial statement or other writing delivered to the Lender shall prove to have been untrue in any material respect when made;

          (c) The Borrower shall default in the due observance or performance of any other term, covenant or agreement contained in this Agreement, and such default shall continue unremedied for a period of fifteen Business Days after an Authorized Person becomes aware of such default;

          (d) The Borrower shall cease to pay its debts generally as they become due or shall make an assignment for the benefit of creditors, or any proceeding relating to the Borrower under any bankruptcy, reorganization, arrangement or readjustment of debt, dissolution or liquidation law of any jurisdiction shall be commenced by the Borrower, or such a proceeding shall be commenced against the Borrower and shall remain undismissed for a period of 30 days;

          (e) The Borrower shall fail to perform or observe the terms of, or there shall be any "Default" or "Event of Default" as described in the Credit Agreement dated as of July 31, 2001 among the Borrower, the Banks named therein and The Chase Manhattan Bank as Administrative Agent, as amended through the date hereof (as so amended, the "Chase Credit Agreement") and as a result of such failure the holders of indebtedness of the Borrower may become entitled (with the giving of notice or lapse of time or both) to accelerate the maturity of such indebtedness, or the maturity of any such indebtedness is accelerated.

     4.2 Upon the occurrence and during the continuance of an Event of Default hereunder, the Lender may, at its option, declare the outstanding Loans hereunder, the Note and any other obligations of the Borrower to the Lender under this Agreement to be immediately due and payable; provided that, upon the occurrence of any event specified in paragraph 4.1(d), the Loans, the Note and any other such obligations of the Borrower to the Lender shall become immediately due and payable without declaration or other notice to the Borrower.

     4.3 In the event that the payment of the Loans and the Note shall be accelerated pursuant to Section 4.2, the Lender may setoff and apply all monies credited to the Borrower then held by the Lender on deposit or otherwise to the payment of the Loans, the Note and all other amounts then due hereunder. The Lender agrees promptly to notify the Borrower after any such setoff and application by the Lender.

                            SECTION 5. GOVERNING LAW

     Pursuant to Section 5-1401 of the New York General Obligations Law, this Agreement shall be governed by the law of the State of New York.

                            SECTION 6. MISCELLANEOUS

     6.1 This Agreement shall be binding on and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

     6.2 The Borrower may not assign, pledge or otherwise transfer its rights or obligations under this Agreement (or any borrowing hereunder), the Note or any interest herein or therein without the prior written consent of the Lender. The Lender may (1) pledge the Note evidencing Loans hereunder to any Federal Reserve Bank, and (2) sell participations in any Loan hereunder.

     6.3 No delay or failure on the part of the Lender in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power preclude any other or further exercise thereof or the exercise of any other right, remedy or power. The rights and remedies of the Lender hereunder are cumulative and not exclusive of any rights or remedies which the Lender may otherwise have at law or in equity.

     6.4 The Borrower agrees to pay all reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of attorneys) incurred by the Lender in connection with the preparation, execution or amendment of this Agreement or the Note or the enforcement of this Agreement or the Note.

     6.5 This Agreement shall remain in full force and effect until the later to occur of (a) July 31, 2002, and (b) the payment in full of all Loans and other amounts due under this Agreement and the Note.

     6.6 This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Uncommitted Credit Agreement as of the day and year first above written.

Zimmer, Inc.                                      Zimmer, Inc.



By:                                               By:
   ---------------------------                       ---------------------------
Name:                                             Name:
Title:                                            Title:

                                             Sumitomo Mitsui Banking Corporation


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                    EXHIBIT A

                                  CONFIRMATION



Borrower:                                    Zimmer, Inc.

Lender:                                      Sumitomo Mitsui Banking Corporation

Date of this Confirmation:

Date of Loan:

Principal Amount of Loan:

Interest Rate:

Interest Calculation Periods (if applicable):

Day Count for Interest Calculations (if applicable):

Interest Payment Date(s):

Principal Payment Date(s)

Other Terms and Conditions:


Agreed:


Sumitomo Mitsui Banking Corporation


By:
   -----------------------------
         Name:
         Title:

Zimmer, Inc.


By:
   -----------------------------

         Name:
         Title:

                                    EXHIBIT B

                                 PROMISSORY NOTE

$10,000,000.00                                            Date: October 29, 2001


     For value received, Zimmer, Inc. (the "Borrower") promises to pay on the dates agreed pursuant to the Credit Agreement referenced below, and in any event on July 31, 2002, to the order of Sumitomo Mitsui Banking Corporation (the "Lender"), at Lender's New York office, Ten Million United States Dollars (US $10,000,000.00) or, if less, the aggregate, outstanding unpaid principal amount of all loans made by the Lender to the Borrower pursuant to the Uncommitted Credit Agreement dated as of October 29, 2001 (the "Credit Agreement") between the Borrower and the Lender, as indicated on the schedule (the "Schedule") attached hereto, plus interest thereon in like funds for the period from (and including) the date each loan is made by the Lender to the Borrower to (but excluding) the date on which the amount of such loan is paid by the Borrower to the Lender at such rate(s) and on such interest payment date(s) as are agreed from time to time by the Borrower and the Lender and set forth in Confirmations issued pursuant to such Credit Agreement and the Schedule. After maturity, each loan shall bear interest, payable on demand for each date at an interest rate per annum equal to 2% in excess of the rate the Lender announces as its "prime rate" in effect for such day.

     The principal amount, interest rate, interest payment date(s) and principal payment date(s) for each loan shall be as set forth in Confirmations issued pursuant to the Credit Agreement and, prior to any permitted assignment or other transfer of this Note, shall be set forth by Lender on the Schedule attached hereto. Each entry to the Schedule shall be initialed by the Lender.

     If an Event of Default as defined in the Credit Agreement shall have occurred and be continuing, then, in each such event, the Lender may declare this Note and all loans evidenced by this Note to be due and payable, whereupon the same shall forthwith become and be due and payable, without the necessity or any presentment, demand, protest or further notice; provided, however, that the principal amount outstanding under this Note plus interest thereon shall be deemed to be immediately due and payable upon the occurrence of any event described in paragraph 4.1 of (d) of the Credit Agreement.

     Pursuant to Section 5-1401 of the New York General Obligations Law, the Borrower and the Lender agree that this Note and any disputes arising hereunder shall be governed by the law of the State of New York.

Zimmer, Inc.                                  Zimmer, Inc.


By:                                           By:
   -----------------------------                 -----------------------------
Name:                                         Name:
Title:                                        Title:

                           SCHEDULE TO PROMISSORY NOTE


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
                                    Interest
  Date of        Principal          Rate for           Maturity         Interest      Interest        Principal
    Loan          Amount              Loan             Date(s)          Accrued         Paid             Paid
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

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